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Exhibit 10.19

                                 LEASE AGREEMENT

         This Agreement, Made the 19th day of March Two Thousand and Three
(2003), by and between 9 Portland Partners (hereinafter called Lessor), of the one part, and Nocopi Technologies, Inc. (hereinafter called Lessee), of the other part.

         Witnesseth that: Lessor does hereby demise and let unto Lessee all that certain 5000 square feet industrial space also known as Unit "C", having the measurements of approx. 50 ft x 100 ft. and containing a tailgate and drive-in load doors. The premises is situate at 9 Portland Road, West Conshohocken, PA 19428, in the Borough of West Conshohocken (See Exhibit "A") in the County of Montgomery State of Pennsylvania, to be used and occupied as office, warehouse, and distribution and blending of water soluble inks and for no other purpose, for the term of Five (5) years beginning the first day of April, Two Thousand and Three (2003), and ending the Thirty-first of March, Two Thousand and Eight
(2008), for the minimum total rental of One Hundred and Eighty Two Thousand Eight Hundred and One (Dollars) ($182,801.00), lawful money of the United States of America, payable in monthly installments in advance during the same term of this lease, or any renewal hereof, in sums of

 - - - - - - - - - - -SEE PARAGRAPHS 30 & 31 OF ADDENDUM - - - - - - - - - - - -

Dollars ($__________) on the _________________ day of each month, rent to begin from the _______________ day of _______________, _____, the first installment to be paid at the time of signing this lease.

         Addendum to Lease Agreement and Exhibits "A" & "B" are attached hereto and made a part hereof.

         If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

         (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this Lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

         (b) Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, [in excess of and over and above those assessed or imposed at the time of making this lease.] The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. [The same shall be paid by Lessee to Lessor on or before the first day of July of each and every year.]

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         (c) Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

         (d) Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises in excess of the yearly minimum meter charge and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.

         (e) Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises in excess of the yearly minimum of such sewer charges, immediately when the same become due.

         All rents shall be payable without prior notice or demand at the office of the Lessee in 1926 Stone Ridge Lane, Villanova, PA 19085 or at such other place as Lessor may from time to time designate by notice in writing.

         Lessee covenants and agrees that he will without demand

         (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

         (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open, repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they now are, reasonably wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this Lease.

         (c) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.
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         (d) Use every reasonable precaution against fire.

         (e) Comply with rules and regulations of Lessor promulgated as hereinafter defined.

         (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

         (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

         [(h) Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.]

         (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor ___________________________ ____________________________________ and that should
Lessee do so or attempt to do so, the Lessor
______________________________________________ may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

         Lessee covenants and agrees that he will do none of the following things without the consent in writing of the Lessor first hand and obtained:

         (a) Occupy the demised premises in any other manner or for any other purpose than as set forth above.

         (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.


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         (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

         (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

         (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

         (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

         (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzene or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

         (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise that in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.
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         (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied. Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises.

         (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to maker repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

         (b) At any time or times and from time to time to make such rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when noticed thereof is given to Lessee, form a part of this lease.

         (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect any may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time.

         (d) The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

         (a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents or any person or persons whatsoever.

         (b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever on the said premises or the building of which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or, result from the negligence of Lessor, his servants or agents or any other person or persons whatsoever.

         (a) In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

         (b) If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even through the effect of such entry be to render the demised premises or a part thereof untenantable. In either event, the shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

         (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

         (d) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

         (e) The Lessor has left the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

         (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permits; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

         (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease.

         (b) It is hereby expressly agreed and understood that the said Geis Realty Group, Inc. is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

         (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

         (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Lessor in his sole opinion may deem improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this lease.

         (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

         If the Lessee:

         (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or

         (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

         (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property there from otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or

         (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable; __________________________
________________________________________________________________________________
then and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor;

         (1) The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder;

         (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

         In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

         (a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice serviced in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereof to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or

         (b) may enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P. L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.

         (c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or

         (d) may lease said premises or any part or parts thereof to such person as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

         If rent and/or charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges, payments, costs and expenses, and in said suits or in said amicable action or actions to confess judgment against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with any attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

         When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

         In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

         Lessee expressly agrees that any judgment, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in the said proceedings, and all liability therefore. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under this lease. Lessee further waives the right of inquisition on any real estate that maybe levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of the rent or any other reason Lessee specifically waives the right to the three months' notice and/or the fifteen or thirty days' notice required by the Act of April, 1951, P. L. 69, and agrees that five days' notice shall be sufficient in either or any other case.

         The right to enter judgment against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, here or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act or Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

         All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, now shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

         In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

         This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

         It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at least 120 days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) year and so on from year to year unless or until terminated by either party hereto, giving the other 120 days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within 30 days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

         All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must be given by registered mail, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be a registry return receipt signed by Lessor or his agent.

         It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agents and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

         Lessee shall, upon execution hereof, deposit with Lessor as security for the performance of all the terms, covenants, and conditions of this lease, the sum of

- - - - - - - - - - - - -SEE PARAGRAPH 51 OF ADDENDUM - - - - - - - - - - - - -

This deposit is to be retained by Lessor until the expiration of this lease and shall be returnable to Lessee provided that (1) premises have been vacated; (2) Lessor shall have inspected the premises after such vacation; and (3) Lessee shall have complied with all the terms, covenants and conditions of this lease, in which event the deposit so paid hereunder shall be returned to Lessee; otherwise, said sum deposited hereunder or any part thereof may be retained by Lessor at his option, as liquidated damages, or may be applied by Lessor against any actual loss, damage or injury chargeable to Lessee hereunder or otherwise, if Lessor determines that such loss, damage or injury exceeds said sum deposited. Lessor's determination of the amount, if any, to be returned to Lessee shall be final. It is understood that the said deposit is not to be considered as the last rental due under the lease.

         Any headings preceding the text of the several paragraphs, and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.

         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE PRESENCE OF:


__________________________________  _________________________________ (AGENT)


__________________________________  _________________________________ (SEAL)


__________________________________  _________________________________ (SEAL)


__________________________________  _________________________________ (SEAL)

         ADDENDUM to Lease Agreement dated March 19, 2003 by and between 9 Portland Partners, (hereinafter referred to as Lessor), and Nocopi Technologies, Inc. a Maryland Corporation and __________________________, (hereinafter referred to as Lessee), for all that certain 5,000 square feet of rentable industrial space situate 9 Portland Street, West Conshohocken, situate in the Borough of West Conshohocken, County of Montgomery, State of Pennsylvania. The space is known as Unit "C" and has approximate measurements of 100 feet x 50 feet and contains 1 tailgate loading door and 1 drive-in garage door. See Exhibit "A" for detailed area of premises

         In the event of any conflict between the provisions of this Addendum and the preprinted provisions of this Lease, the provisions of this Addendum shall control and shall be given full force and effect without regard to any conflicting or contrary preprinted provisions.

30) The Minimum Annual Rent (as referred to above in paragraph 4) shall be paid on the following schedule:

          Lease Year                       Annually                   Monthly
          ----------                       --------                   -------
 4/1/2003 through 3/31/2004               $33,750.00                 $2,812.50
 4/1/2004 through 3/31/2005               $35,100.00                 $2,925.00
 4/1/2005 through 3/31/2006               $36,504.00                 $3,042.00
 4/1/2006 through 3/31/2007               $37,964.00                 $3,163.67
 4/1/2007 through 3/31/2008               $39,483.00                 $3,290.25

         The total of the Minimum Annual rents due during the initial term of this lease shall not be less than $182,801.00.

31) Lessee agrees to pay immediately to Lessor a late charge of ten (10%) percent of the gross monthly rental for rents not received by Lessor by the 5th day of the month. All base rents are due on the first day of each month. Any rent properly mailed and postmarked prior to the first of the month shall not be subject to a late charge until the 10th day of the month. All additionally billed rent is due within 30 days of billing. A charge of $50.00 is applicable for any checks returned from the bank, for whatever reason.

         Any rent (including charges collectible as additional rent) overdue for a period of more than 5 days shall bear an interest rate of 15% per annum until paid, such interest shall be considered as additional rent and shall be payable on demand. Any rent properly mailed and postmarked prior to the first of the month shall not be subject to an interest charge until the 10th day of the month.

32) Lessor and Lessee represent and warrant that Geis Realty Group, Inc. is the only broker or Realtor. Nine (9) Portland Partners, being the Lessor, hereby agrees to pay Geis Realty Group, Inc., a commission for brokerage services of six (6%) percent of the minimum annual rent as collected for the duration of said lease term and extensions, renewals or expansions. It is further agreed that Lessor shall pay this commission quarterly.

         Lessor agrees to indemnify, defend and hold Lessee harmless from any and all cost or liability for compensation claimed by any broker or agent employed by Lessor or claiming to have been engaged by Lessor with regard to this Lease Agreement. Lessee agrees to indemnify, defend and hold Lessor harmless from any and all cost or liability for compensation claimed by any broker or agent employed by Lessee or claiming to have been engaged by Lessee with regard to this Lease Agreement

33) Further to Paragraph 6(c) of this Lease Agreement, Lessor agrees to carry policies insuring the improvements on Lessor's premises against fire and such other perils, including liability coverage, as are normally covered by Lessor at the building and owners of similar properties, in an amount of at least ninety (90%) percent of the replacement value of such improvements, together with insurance against other risks (including loss of rent) and in such amounts as Lessor deems appropriate and in such amounts as are normally covered by owners of similar properties. Lessee agrees to reimburse to Lessor its proportionate share (Agreed to be 26.74%) of said insurance upon the building of which the demised premises is a part during the terms of this Lease, renewals or extensions thereof. Such cost of said insurance, as stated above, shall be paid by the Lessee to Lessor as additional rent, in addition to the minimum annual rental hereon reserved, within thirty (30) days of proof of payment of such insurance. Such insurance shall not include Lessee's furniture, fixtures, equipment or improvements. The amount due hereunder on account of said insurance shall be apportioned for that part of the first and last calendar years covered by the term hereof.

         Lessee agrees that it will not keep, use, or offer for sale in or upon the demised premises any article which may be prohibited by the standard form insurance policy. Lessee agrees to follow the recommendation of the Lessor, or its agents, on conditions that will help to lower the premium rate of insurance. Lessee will be required to follow such recommendations only to the extent that the y are required by law or may be accomplished without significant expense to Lessee.

34) Further to Paragraph 6(b) of this Lease Agreement, Lessee agrees to pay as additional rent, in addition to the minimum annual rental hereon reserved, its proportionate share (Agreed to be 26.74%) of all taxes assessed imposed upon the building of which the demised premises is a part during the term of this lease, renewals or extensions thereof.

         Lessor shall submit to Lessee a copy of the tax bill authorized and prepared by the tax authorities, as well as a bill prepared by Lessor as to Lessee's share of taxes. Lessee shall at all times be responsible for and shall pay before delinquency all municipal, county, state, or federal taxes assessed against any leasehold interest or any personal property of any kind owned, installed, or used by Lessee, as well as all rent, occupancy, transportation, utility, use, amusement, or vending machine taxes, now or hereafter imposed. The amount due hereunder on account of such h taxes shall be a portion for that part of the first and last fiscal years covered by the term hereof of the county, township, and school real estate taxes. Said taxes shall be paid by Lessee to Lessor at least one (1) month before the expiration of the net payment period of said taxes and before penalties are assessed.

         In the event that Lessee desires to take advantage of any early payment discount, then said tax payment shall be paid by Lessee to Lessor at least one
(1) month prior to the expiration of any discount period. A bill submitted by Lessor to Lessee shall be conclusive evidence of the amount of taxes assessed or levied, as well as the items taxed.

35) Further to Paragraphs 6(d) and 6(e) of this Lease Agreement, Lessee agrees to pay to Lessor, upon demand, as additional rent, Lessee's proportionate share of the cost of the water used at 9 Portland Street. It is agreed that Lessee's proportionate share of water used at 9 Portland Street is 26.74%.

         Lessee shall pay to Lessor, upon demand, as additional rent, six ($6) dollars for every one thousand (1,000) gallons of water used, as allocated to Lessee, as a septic system use charge. It is agreed that said on site septic system is for personal hygiene only and Lessee agrees that no industrial processed water or industrial waste of any kind shall be disposed of in said system. The proceeding sentence is a material provision of this Lease Agreement and any violation of this provision shall be deemed to be a material breech of the Lease Agreement.

         At the option of Lessor, Lessor may install, at Lessor's expense, a water meter for the premises. If Lessor opts to install such meter, the amount of water used will be determined by the water meter.

36) It is understood and agreed between all parties a part hereto that this Lease Agreement shall be deemed a net/net/net Lease. Lessor shall provide as needed, in accordance with a good industrial park, maintenance practices in the opinion of the Lessor, certain services to the common areas of the property of which the demised premises is a part as well as the common areas of the entire building.

         Said services shall include, but may not be limited to, the cutting of grass, maintenance of landscaping, snow and ice removal, maintenance of sanitary sewer systems, maintenance of retention basins, general periodic clean-up, replacement of exterior lights and bulbs and/or fixtures, common area lighting, repairs to the parking area and access roads, including the main access roads, and seven (7%) percent of all the foregoing costs to cover the Lessor's administrative and overhead costs. Coincidental with these services, Lessor shall bill Lessee quarterly (every three months) for Lessee's proportionate share which is agreed to be 26.74%. Any such billings shall be treated as additional rent, and shall be as same in accordance with the provisions of this L ease Agreement, including Paragraph 31 of this lease.

37) In compliance with Paragraph 9(c) of this Lease Agreement, and any other applicable provisions contained herein, it is understood and agreed that the Lessee will not install any signs without having first received written permission from Lessor, and will be solely responsible for any cost and effort as may be required for the installation of signs on the building or within the demised premises. This responsibility includes the purchase, installation, maintenance, upkeep, and removal if required by Lessor (and repair after removal of any damage caused by the sign), of any such sign(s). Further, Lessee is responsible for all governmental approval and fees with regard to any signs. Lessee shall also maintain in good repair any signs erected under this provision. Lessor makes no representation as to the permissibility by governmental authority of any signs.

38) Lessee, at Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Lessor or Lessee with respect to the use, occupation or alteration of the demised premises. This shall include, obtaining whatever permits and/or licenses which may be required by Lessee to operate from this location, and compliance with the Americans with Disabilities Act relating to Lessee's use and occupancy of the demised premises. Lessor makes no representations with regard to the zoning of the premises and any permissible uses of the premises.

39) Notwithstanding anything to the contrary herein contained, each party waives any and all right to recover against the other party for damage to the demised premises or loss to property therein occurring from fire, or other casualty, covered by standard fire insurance policies with extended coverage, provided that each waiver shall be effective and binding only to the extent that such insurance covering the damage is in force permitting such waiver and to the extent actual recovery is had thereon.

40) During the term of this lease and any extensions thereof, Lessee shall keep in full force and effect a policy of Commercial General Liability Insurance in which the limits of Bodily Injury shall not be less than $2,000,000.00 per occurrence, and on which the Property Damage limit shall not be less than $1,000,000.00 per occurrence. The insurance carrier and the form and substance of the policy shall be to the reasonable satisfaction of Lessor and a copy of the policy or a Certificate of Insurance shall be delivered to the Lessor. The insurance carrier shall be a responsible insurance carrier authorized to do business in Pennsylvania. Said policy shall name Lessor and Lessee as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Lessor thirty (30) days prior written notice.

41) Lessor's responsibility under this lease shall be limited to its interest in the demised premises, and Lessor shall not be personally liable hereunder. Lessee agrees to look solely to Lessor's interest in the demised premises and in the building for the collection of any judgment, and, in entering any such judgment, the person entering same shall request the Prothonotary to mark the judgment index accordingly. If the demised premises are transferred or conveyed, Lessor shall be relieved of all covenants and obligations under this lease thereafter, provided that notice of the transfer or conveyance is given to Lessee.

42) Lessee represents and warrants that they will not dump, bury, or contaminate the property with any hazardous waste, petroleum products or hazardous substances, or other substances at the property contrary to any governmental regulation. Lessee agrees and understands that should it violate any environmental regulation, then it shall be the sole responsibility of Lessee to correct said problem to the satisfaction of the Lessor and the Department of Environmental Resources, the Environmental Protection Agency, and any other governmental agency. Lessee will indemnify and hold harmless Lessor from any damages, fines, cost of clean-up, attorney fees, etc. The provisions of this paragraph shall survive the expiration of this Lease. Lessor agrees to comply with the above provisions and will require that any other tenants or occupants of the building also comply with the above provisions.

43) Lessee agrees to prohibit any odors, smoke, noise, or other pollutant resulting from the use of the premises, to the extent that any such pollution is contrary to any governmental rule or regulation. Lessor agrees to comply with the above provisions and will require that any other tenants or occupants of the building also comply with the above provisions.

44) During the term of this Lease Agreement, Lessor is responsible for the maintenance of the roof and exterior walls. If Lessee should disturb the roof in any manner which would affect the Lessor's roof guarantee, the Lessee shall be responsible to satisfy said guarantee. Any repair or maintenance to the property that is made necessary through the misuse, abuse, or negligence of the Lessee shall be the sole responsibility of the Lessee and Lessee shall reimburse Lessor for any expenses resulting from the misuse, abuse, or negligence.

45) Outside storage is not permitted without the advance written approval of the Lessor.

46) Lessee certifies that Lessee is not a non-resident alien, or foreign corporation, a foreign partnership, or foreign trust, or a foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations.) Lessee acknowledges that this certification may be disclosed to the Internal Revenue Service pursuant to federal law.

47) Lessee shall be solely responsible for, agrees to contract with, and promptly pay all charges for heat, gas, water, sewer, electricity, trash, telephone, or any other utility or other service rendered, used or consumed in the demised premises, and service inspections made thereof, whether called charge, tax, assessment, fee or otherwise. Lessee shall also pay any "fire company charge" imposed with respect to the premises. However, Lessee shall not be responsible for any "fire company charge" that is imposed with regard to the premises as a result of another tenant's occupancy of the building.

         Should Lessor elect to supply the water, gas, heat, electricity, trash, sewer or any other utility used or consumed in the demised premises, Lessee agrees to purchase and pay for the same as additional rent at rates which will not exceed those rates as filed by the utility that formerly supplied such utilities with the proper regulatory authorities. In no event shall Lessor be liable for an interruption or failure in the supply of any such utilities to the demised premises. Should the Lessee fail to make these payments when due, Lessor shall have the right to settle therefore such sums to be considered additional rent and collectible from Lessee as such by distress or other process, and to have all the priorities given by law to claims for rent.

         Lessee further covenants and agrees throughout the term of this Lease Agreement, any extensions or renewals thereof, that it will be responsible to maintain the demised premises in good repair, order and condition, at its sole cost and expense, excluding any normal maintenance as may be required to the structural members, exterior walls, or roof of the demised premises, which Lessor is responsible to maintain, provided Lessee is not negligent. Lessee agrees to maintain all floors, interior walls, ceilings, doors of all types, locks, closures, and hinges, all lighting (including the replacement of light bulbs), all glass including windows, all electrical, heat, ventilating, and air-conditioning systems, as well as all utilities and plumbing systems above g round servicing the demised premises, making all repairs and/or replacements thereto as may be required or necessary, with materials of like quality. In addition to the above, Lessor will be responsible (except in the case of Lessee's negligence, in which case Lessee will be responsible) for maintenance of structural members, and exterior walls and replacement of heating and ventilation equipment at Lessor's sole cost and expense. Said expenses of Lessor will not constitute part of the common area charges under Paragraph 36. Further, it is agreed that Lessee will make ordinary repairs, but will not be responsible for replacement of heating and ventilation equipment. Lessor is not responsible for the maintenance or replacement of any air-conditioning systems within the premises.

         The demised premises will be delivered to Lessee with the plumbing, heating, electrical and other utility systems in good working order, the roof free from leaks and all doors, windows and interior partitions in good repair and working order.

         In addition, Lessee herein shall be responsible to have the heating system serviced a minimum of once a year. Said servicing shall be at the sole cost of the Lessee, shall be performed by a reputable heating and/or air conditioning contractor, and copies of said contract shall be submitted to Lessor by Lessee annually. Should Lessee fail to service said systems, then this work may be done by the Lessor, and immediate payment as well as a service charge of ten (10%) percent shall be due from Lessee for such work and/or repairs. It is further agreed that at all times, Lessee shall maintain enough heat in the demised premises to prevent the water line from freezing.

         Further, Lessee shall be responsible for the cleanliness of the demised premises and shall be responsible, at Lessee's sole cost and expense, for the operation, recycling, and removal of Lessee's waste materials to conform with any and all governmental rules and regulations thereto. Lessor shall have the right to designate the location of all dumpsters, it being understood that dumpsters shall be placed in the parking area of the building. Lessee agrees to comply with all Board of Health rules and regulations.

48) Lessee shall have the non-exclusive use in common with the Lessor, other tenants, and their agents and/or invitees, of the driveway and footways at 9 Portland Street, which will not be materially diminished during the term of the lease subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Lessor. Vehicular and truck parking by Lessee, its agents, employees and/or invitees, shall be in those areas designated by the Lessor for that use. Further, Lessee, its agents, employees and/or invitees, shall not obstruct any ingress or egress roadways, driveways, firelanes, loading, unloading areas, walkways and building entrances that service the property of which the demised premises is a part. Lessee agrees that upon written notice from Lessor, it will furnish to Lessor, within five days, the state automobile license numbers assigned to the vehicles of the Lessee and its employees. Any vehicles that are illegally parked shall be towed away at the sole expense of the vehicle owner/driver. Lessor shall not be liable for any vehicles of the Lessee or its employees that the Lessor shall have towed from the premises when illegally parked. Lessor will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles. Lessor reserves the right to assign each tenant parking spots in direct proportion to the tenant's occupancy of the overall building. Lessee shall be entitled to no more than 26.74% of the parking spaces.

49) Lessor, its employees and agents shall have the right to enter the demised premises at all reasonable times, during normal business hours, for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the building, or mortgagee, and making such alterations, repairs, improvements or additions to the demised premises or to the building as Lessor may deem necessary or desirable. Except in the case of emergency, any such entry shall be after reasonable notice to Lessee. If a representative of Lessee shall not be present to open and permit entry into the demised premises at any time when such entry by Lessor is necessary or permitted hereunder, Lessor may enter by means of a master key (or forcibly in the event of an emergency) without liability to Lessee and without such entry constituting an eviction of Lessee or termination of the Lease Agreement.

50) Lessor and Lessee agree that the spaced is leased "As Is" except for all existing mechanical systems which will be in working order. Exhibit "B" attached hereto outlines additional interior office improvements needed by Lessee. If Lessee constructs the additional improvements as outlined in Exhibit "B", and Lessee's cost exceeds $10,000.00, Lessor agrees to contribute $10,000.00 towards any of these additional office improvements. This includes all necessary electrical and HVAC. Upon completion of the construction, Lessee shall present to Lessor an itemization of expenses.

         In the event that Lessee requests that Lessor construct the improvements for Lessee, Lessee agrees to deposit its share of the construction expenses (anything over $10,000.00) with Lessee Realty Group, Inc. to be held in escrow until the work is completed ("Construction Deposit"). Upon completion of the agreed work, all construction costs related to the additional improvements will be itemized and presented to Lessee. If the construction costs minus Lessor's share ($10,000.00) equals or exceeds the Construction Deposit held by Lessee, the entire amount shall be released to Lessor and Lessee shall immediately pay to Lessor the difference between the construction costs minus Lessor's share ($10,000.00) and the Construction Deposit held by Lessee. If the Construction Deposit is greater than the construction costs minus Lessor's share ($10,000.00), then Lessee shall remit to Lessor, the construction costs minus Lessor's share of the construction costs ($10,000.00). Any remaining Construction Deposit shall be returned to Lessee.

         Any additional work needed to be done shall be done at the expense of the Lessee. All work to be performed by the Lessee or at the request of Lessee shall be approved, in writing by the Lessor and shall be in compliance with all applicable state and local regulations and rules. This includes the work to be done as outlined in Exhibit "B". Lessor shall be provided a Mechanics Lien Waiver on all work to be performed by Lessor or on behalf of Lessee.

51) In accordance with Paragraph 28 of the Lease Agreement, Lessee agrees to deposit with Lessor, Eight Thousand Four hundred and Thirty Seven Dollars and Fifty Cents ($8,437.50). Lessor agrees to hold the security deposit in an interest bearing savings account. Upon termination of the Lease Agreement, interest is to follow principal. Any Security Deposit to be returned to Lessee shall be returned within thirty (30) days after the termination of the Lease Agreement and Lessee's possession of the property.

52) The first installment of the rental payments as outlined above in Paragraphs 4 and 30 is to be Two Thousand and Eight Hundred and Twelve Dollars and Fifty Cents ($2,812.50) and is to be paid at the signing of this Lease Agreement. Thereafter, the monthly installments are to be paid in accordance with the Lease Agreement. In the event that the space is ready for occupancy prior to 4/1/03, Lessee agrees to pay Lessor the pro rata monthly rent for the period of early occupancy as well as the additional rents billed as common area maintenance, insurance, taxes, etc.

53) It is understood and agreed that the Lessor does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises. Lessee and Lessor shall make all reasonable and necessary actions sufficient to obtain such perm it approvals within 20 days of the signing of this Lease Agreement. If neither Lessor nor Lessee are able to obtain the necessary permits, then either Lessee or Lessor may terminate this Lease Agreement. In the event that the Lease Agreement is terminated as per this paragraph, neither party shall have any further obligations to the other party and the agreement shall be null and void.

         Paragraphs 1 through 53, inclusive and Exhibit "A" and "B" are attached hereto and made a part of this lease.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first written above.


                                       /s/ Albert M. Perlstein, Lessee
                                       -----------------------------------------
                                       9 Portland Partners                Lessor
                                       Albert M. Perlstein, Partner
/s/_____________________
Witness
                                       Nocopi Technologies, Inc.

                                       By: /s/ Michael Feinstein, M.D.
                                       -----------------------------------------

                                       Title:__CEO______________________________
                                                                          Lessee
/s/______________________
Witness